                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of ExpressJet Holdings, Inc. (the "Company"), does hereby constitute and appoint James B. Ream, Frederick S. Cromer and John F. Wombwell, or any of them, as the undersigned's true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2002 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

         IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.



Date: February 12, 2003
                                            /s/ Thomas E. Schick
                                            -------------------------------
                                            Printed Name:  Thomas E. Schick

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of ExpressJet Holdings, Inc. (the "Company"), does hereby constitute and appoint James B. Ream, Frederick S. Cromer and John F. Wombwell, or any of them, as the undersigned's true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2002 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

         IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.



Date: February 12, 2003
                                            /s/ Kim A. Fadel
                                            --------------------------
                                            Printed Name:  Kim A. Fadel

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of ExpressJet Holdings, Inc. (the "Company"), does hereby constitute and appoint James B. Ream, Frederick S. Cromer and John F. Wombwell, or any of them, as the undersigned's true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2002 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

         IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.



Date: February 12, 2003
                                            /s/ Janet M. Clarke
                                            ------------------------------
                                            Printed Name:  Janet M. Clarke

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of ExpressJet Holdings, Inc. (the "Company"), does hereby constitute and appoint James B. Ream, Frederick S. Cromer and John F. Wombwell, or any of them, as the undersigned's true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2002 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

         IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.



Date: February 12, 2003
                                            /s/ L. E. Simmons
                                            ----------------------------
                                            Printed Name:  L. E. Simmons

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of ExpressJet Holdings, Inc. (the "Company"), does hereby constitute and appoint James B. Ream, Frederick S. Cromer and John F. Wombwell, or any of them, as the undersigned's true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2002 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

         IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.



Date: February 12, 2003
                                            /s/ Gordon Bethune
                                            -----------------------------
                                            Printed Name:  Gordon Bethune

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of ExpressJet Holdings, Inc. (the "Company"), does hereby constitute and appoint James B. Ream, Frederick S. Cromer and John F. Wombwell, or any of them, as the undersigned's true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2002 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

         IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.



Date: February 12, 2003
                                            /s/ Lawrence W. Kellner
                                            ----------------------------------
                                            Printed Name:  Lawrence W. Kellner

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of ExpressJet Holdings, Inc. (the "Company"), does hereby constitute and appoint James B. Ream, Frederick S. Cromer and John F. Wombwell, or any of them, as the undersigned's true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2002 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

         IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.



Date: February 12, 2003
                                            /s/ C. D. McLean
                                            ---------------------------
                                            Printed Name:  C. D. McLean

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of ExpressJet Holdings, Inc. (the "Company"), does hereby constitute and appoint James B. Ream, Frederick S. Cromer and John F. Wombwell, or any of them, as the undersigned's true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2002 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

         IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.



Date: February 12, 2003
                                            /s/ Jeffery A. Smisek
                                            ---------------------------------
                                            Printed Name:  Jeffery A. Smisek